EXHIBIT 10.1

ASSET PURCHASE AGREEMENT

by and between

ST GEORGE INVESTMENTS LLC,

An Illinois limited liability company, as Seller;

and

SAUER ENERGY, INC.,

a Nevada corporation, as Purchaser

Dated as of May_11____, 2012

i

TABLE OF CONTENTS

LIST OF EXHIBITS AND SCHEDULES

VI

EXHIBITS

vi

SCHEDULES

vi

PREAMBLE

1

ARTICLE 1

1

PURCHASE AND SALE OF ASSETS

1

1.1.

SALE OF ASSETS

1

1.2.

DEPOSIT

2

1.3.

ASSUMPTION OF LIABILITIES

2

1.4.

EXCLUDED ASSETS

2

1.5.

AMOUNT, PAYMENT AND ALLOCATION OF PURCHASE PRICE

3

1.6.

SECURITIES ISSUES

5

ARTICLE 2

6

CLOSING

6

2.1.

CLOSING

6

2.2.

DELIVERIES BY SELLER

6

2.3.

DELIVERIES BY PURCHASER

7

2.4.

POSSESSION AND CONTROL OF PURCHASED ASSETS

7

2.5.

FAILURE TO CLOSE

7

ARTICLE 3

7

REPRESENTATIONS AND WARRANTIES OF THE SELLER

7

3.1.

ORGANIZATION

7

3.2.

AUTHORIZATION

8

3.3.

NO VIOLATION

8

3.4.

GOOD TITLE CONVEYED, ETC.

8

3.5.

NO BROKERS.

8

3.6.

NO VIOLATIONS, INVESTIGATIONS, CHARGES

8

3.7.

GOOD CONDITION AND REPAIR OF ASSETS

8

ARTICLE 4

9

REPRESENTATIONS AND WARRANTIES OF PURCHASER

9

4.1.

ORGANIZATION

9

4.2.

AUTHORIZATION

9

4.3.

NO VIOLATION

9

4.4.

GOOD TITLE CONVEYED, ETC

9

4.5.

NO BROKERS

9

4.6.

NO LITIGATION

9

ARTICLE 5

9

REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER

9

ARTICLE 6

10

COVENANTS OF SELLER AND PURCHASER

10

6.1.

REQUIRED APPROVALS

10

6.2.

COMMERCIALLY REASONABLE EFFORTS

10

6.3.

NOTICES TO COMPANY CONTACTS

10

6.4.

NO EMPLOYEE RELATIONSHIP

10

ARTICLE 7

10

CONDITIONS TO OBLIGATIONS OF PURCHASER

10

7.1.

REPRESENTATIONS AND WARRANTIES

10

7.2.

PERFORMANCE

10

7.3.

NO PROCEEDING OR LITIGATION

11

7.4.

DOCUMENTS

11

7.5.

CONSENTS AND APPROVALS

11

7.6.

ASSETS NOT ADVERSELY AFFECTED

11

ARTICLE 8

11

CONDITIONS TO OBLIGATIONS OF SELLER

11

8.1.

REPRESENTATIONS AND WARRANTIES

11

8.2.

PERFORMANCE

11

8.3.

NO INJUNCTION

12

ARTICLE 9

12

TERMINATION

12

9.1.

TERMINATION EVENTS

12

9.2.

EFFECT OF TERMINATION

12

ARTICLE 10

12

INDEMNIFICATION AND CONTRIBUTION

12

10.1.

SURVIVAL OF REPRESENTATIONS AND COVENANTS

12

10.2.

INDEMNIFICATION

13

10.3.

THIRD PARTY CLAIMS

13

10.4.

CONTRIBUTION

14

10.5.

REMEDIES CUMULATIVE

14

10.6.

INDEMNIFICATION CAP

14

ARTICLE 11

15

NONCOMPETE AND NONDISCLOSURE

15

11.1.

NONDISCLOSURE

15

11.2.

INJUNCTIVE RELIEF

15

ARTICLE 12

15

MISCELLANEOUS PROVISIONS

15

12.1.

PRESS RELEASES AND PUBLIC ANNOUNCEMENTS

15

12.2.

CONFIDENTIALITY

15

12.3.

GENERAL PROVISIONS

16

A.

FURTHER ASSURANCES

16

B.

PARTIES IN INTEREST

16

C.

ADJUSTMENTS UPON SUBDIVISION OR COMBINATION OF COMMON    STOCK  16

D.

NOTICES

16

E.

FINAL AGREEMENT

17

F.

AMENDMENTS AND WAIVERS

17

G.

GOVERNING LAW

17

H.

SEVERABILITY

18

I.

HEADINGS

18

J.

COUNTERPARTS

18

K.

SURVIVAL OF REPRESENTATIONS

18

L.

EXPENSES

18

M.

CONSTRUCTION

18

N.

EXHIBITS AND SCHEDULES TO THIS AGREEMENT

18

ARTICLE 13

18

OTHER DEFINED TERMS

18

13.1.

OTHER DEFINED TERMS

18

EXHIBIT A

21

ASSIGNMENT AND BILL OF SALE

21

EXHIBIT B

22

PATENT ASSIGNMENT

22

SCHEDULE 1.1

22

PURCHASED ASSETS

23

PATENTS AND TRADEMARKS

23

SCHEDULE 2.6

25

ALLOCATION OF PURCHASE PRICE

25

SCHEDULE 3.3

26

VIOLATIONS, CONFLICTS AND DEFAULTS

26

SCHEDULE 8.3

27

THREATENED, INSTITUTED OR PENDING LEGAL ACTION, INVESTIGATION, INQUIRY OR OTHER PROCEEDINGS AGAINST PURCHASED ASSETS  27

v

LIST OF EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A

Assignment and Bill of Sale

Exhibit B

Patent Assignment

SCHEDULES

Schedule 1.1

Purchased Assets

Schedule 3.3

Violations, Conflicts, and Defaults

Schedule 2.6

Allocation of Purchase Price

Schedule 8.3

Threatened, Instituted of Pending Legal Action, Investigation, Inquiry

or Other Proceedings Against Purchased Assets

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (“Agreement”) is made, entered into, and effective as of ___________, 2012, between SAUER ENERGY, INC., a Nevada corporation (“Purchaser”), having its principal office at 2326 Teller Road, Newbury Park, California, 91320, on the one hand; and ST GEORGE INVESTMENTS LLC, an Illinois limited liability company (“Seller”), having its principal office at 303 East Wacker Drive, Suite 1200, Chicago, Illinois 60601, on the other hand.

PREAMBLE

WHEREAS, Helix Wind, Corp., a Nevada corporation (“Company”) is engaged in the small wind turbine alternative energy business offering a distributed power technology platform designed to produce electric energy from the wind. Such business as conducted by Company on the date hereof is referred to in this Agreement as the “Business.”

WHEREAS, as a secured creditor of the Company, Seller has foreclosed (or is in the process of foreclosing) upon substantially all of the operating assets of the Company (the “Foreclosed Assets”).

WHEREAS, the Purchaser desires to purchase from Seller certain of the Foreclosed Assets identified on Schedule 1.1 hereof (the “Purchased Assets”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and in order to consummate the purchase and the sale of the Purchased Assets from Seller, it is hereby agreed as follows:

ARTICLE 1.

PURCHASE AND SALE OF ASSETS

1.1.

SALE OF ASSETS.

A.

At the Closing (as defined below), Seller shall sell, convey, transfer, assign, and deliver to Purchaser, and Purchaser will purchase from Seller all of Seller’s right, title and interest in and to the Purchased Assets set forth on Schedule 1.1 attached hereto.  Except as otherwise stated in Schedule 1.1, the Purchased Assets shall be free and clear of any and all liabilities, obligations, claims, debts, mortgages, charges, security, interests, equities, or imperfections of any nature, or other liens or encumbrances, whether absolute, accrued, contingent or otherwise.

B.

The transfer and sale of the Purchased Assets shall be affected by delivery at the Closing of the following:

1.

By Seller to Purchaser, an assignment and bill of sale substantially in form attached hereto as Exhibit A (the “Bill of Sale”) transferring and assigning to Purchaser all of the Purchased Assets, other than the Patents;

2.

By Seller to Purchaser, assignments with respect to all customer leads and all Patents, Copyrights, Trade Secrets, Marks and Websites and all applications therefore in which Company has any interest, all in recordable form, including, without limitation, a Patent Assignment substantially in the form attached hereto as Exhibit B (the “Patent Assignment”) assigning all of the existing patents and patent applications in which Company has any interest; and

3.

By Seller to Purchaser, such other good and sufficient instruments of conveyance and transfer as shall be reasonably necessary or appropriate to vest in Purchaser good and valid title to the Purchased Assets (collectively, the “Other Instruments”), as contemplated by this Agreement.

4.

By Purchaser to Seller, the Purchase Price (as defined herein).

C.

The parties’ intent is to enter into this Agreement immediately after Seller completes the foreclosure sale of the Foreclosed Assets. Because the Closing is to occur immediately thereafter, the parties acknowledge that certain disputes from other creditors of the Company may arise in connection with the Purchased Assets. The parties acknowledge that this Agreement contemplates Seller defending Purchaser from the claims of third parties regarding those assets identified on Schedule 1.1, and that certain adjustments may occur pursuant to Section 10.2.A as a result of such claims. Notwithstanding anything herein to the contrary, under no circumstance will a claim brought by a third party or other dispute against any of the Purchased Assets be considered a breach of this Agreement by Seller; provided, however, that Seller is subject to the indemnification provisions set forth in Section 10.2 hereof.

1.2.

DEPOSIT. Purchaser has already issued to Seller by way of an original share certificate registered in the name of Seller (the “Certificate”) and has delivered to Purchaser’s counsel, Four Hundred Thousand (400,000) shares of Common Stock (as defined herein) as Commitment Shares under the March 8, 2012 Letter of Intent. Said Certificate bears the customary restrictive legend under the Act of 1933 (defined below). At the Closing, the Commitment Shares shall be released to Seller and credited towards the Payment Shares.

1.3.

ASSUMPTION OF LIABILITIES.  Purchaser shall not assume or be responsible for any liabilities or obligations of Company unless otherwise stated on Schedule 1.1.

1.4.

EXCLUDED ASSETS. Notwithstanding the foregoing and without limitation, the Purchased Assets shall not include any of the following:

A.

The corporate entity, corporate seals, certificates of incorporation, by-laws, minute books, stock books, tax returns, books of account or other records relating solely to the organization, taxes and finances of Company; provided, however, that copies of the foregoing items relating to the operation of the Business shall be provided by Seller to Purchaser, to the extent that Seller obtains possession of such items from the Company;

B.

Any rights of Seller under this Agreement or under any other agreement between Seller on the one hand and Purchaser on the other hand entered into on or after the date of this Agreement; and

C.

All claims, rights and causes in action of (i) Seller against the Company for amounts owed by the Company to Seller, and (ii) Company or Seller against third parties to the extent not primarily relating to the Business.

Notwithstanding the foregoing, Seller is not required to deliver any asset to Purchaser other than the Purchased Assets.

1.5.

AMOUNT, PAYMENT AND ALLOCATION OF PURCHASE PRICE.

A.

The purchase price for the Purchased Assets shall be One Million Five Hundred Thousand Dollars and no cents ($1,500,000.00) (the “Purchase Price”) and shall be paid by Purchaser issuing and delivering to Seller on the Closing Date the aggregate amount of six million (6,000,000) shares (the “Payment Shares”) of fully paid and non-assessable shares of common stock of Purchaser, par value $0.0001 per share (the “Common Stock”) based upon an agreed-upon value of twenty-five cents ($0.25) per share, subject to the restrictions below in Section 1.5.A.1. The Payment Shares will be issued in certificated form with a customary restrictive legend. For the avoidance of doubt, the total aggregate Payment Shares will include the Commitment Shares.

1.

For so long as Seller owns Common Stock, Seller shall limit its sales of the Common Stock, on a weekly basis, to a number of shares of Common Stock (“Shares”) equal to the greater of (a) 100,000 Shares per week; (b) Shares valued at Thirty Thousand Dollars ($30,000.00) per week; or (c) five percent (5%) of the weekly dollar trading volume of the Shares for such week (“Maximum Weekly Share Amount”). During a Significant Appreciation Period (defined below), the provision in subparagraph (c) of the preceding sentence that reads “five percent (5%)” shall be replaced with “twenty percent (20%)” for the duration of such Significant Appreciation Period. A “Significant Appreciation Period” means that period of time in which Seller is able to sell shares of Common Stock for a sales price that is at least one hundred percent (100%) higher than the Average Trade Price (defined below). By way of example only, if the then Average Trade Price is $0.40, but Seller is able to sell Shares for at least $0.80 ($0.40 + $0.40) per Share or higher, then a Significant Appreciation Period shall be in effect. To the extent Seller sells during any given week a number of Shares that is less than the Maximum Weekly Share Amount for such week, the number of Shares equal to the Maximum Weekly Share Amount for such week less the amount of Shares actually sold by Seller during such week (the “Unsold Share Amount”) shall not carry forward. For purposes of this Agreement, “Average Trade Price” means the average of the three (3) lowest closing bid prices of the Common Stock during the ten (10) Trading Days immediately preceding the applicable measuring date. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

2.

During the Protection Period (defined below), if and whenever on or after the date of this Agreement, Purchaser issues Common Stock for an Effective Price (defined below) of less than $0.25 per share, or issues an option, warrant, convertible debt, etc., or otherwise enters into an agreement that allows for the purchase of, conversion into, or exchange for Common Stock for an Effective Price less than $0.25 per share (each a deemed “Dilutive Issuance”) (the applicable price at which Common Stock may be purchased under a Dilutive Issuance is referred to as the “New Issuance Price”), then, immediately after each such

Dilutive Issuance, the Purchaser shall issue to Seller additional shares of Common Stock (the “Additional Shares”) equal to the difference between (i) $1,500,000 ÷ the New Issuance Price, less (ii) the number of shares of Common Stock previously issued to Seller under this Agreement. The foregoing shall not apply to issuances to officers, directors, and employees under employee stock option plans, employee stock ownership plans, incentive stock options or other similar type benefit plans (collectively, “Employee Benefit Plans”). “Effective Price” means the stated purchase price, conversion price, exchange price, etc., as adjusted for any original issuance discount or other applicable adjustment that lowers the effective price to acquire Common Stock. The “Protection Period” begins upon the Closing Date and ends when Purchaser has received cash consideration in the amount of at least five million dollars ($5,000,000) (the “Protection Amount”) from the issuance of Common Stock. Proceeds received by Purchaser from debt financing and proceeds from the sale of options, warrants or other convertible instruments (collectively, “Convertible Instruments”) shall not be counted against the Protection Amount; provided, however, that upon purchase of or conversion into Common Stock under Convertible Instruments, the cash or equivalent cash consideration paid to Purchaser by a party other than an Affiliate for such Common Stock shall be applied against the Protection Amount.

B.

The parties agree that there will be no adjustments for rent, taxes, or utilities due or paid on the Closing Date.

C.

The Purchase Price shall be allocated among the Purchased Assets as set forth in Schedule 2.6. The parties agree that the values assigned on Schedule 2.6 are fair and reasonable and have been bargained for separately and at arm’s length after consultation with their accountants, attorneys and other advisors as may be applicable. Such allocation shall be conclusive and binding on Seller and Purchaser for purposes of their respective federal, state, local and foreign tax returns. Seller and Purchaser shall file all returns, including the forms required by Section 1060 of the Internal Revenue Code of 1986, as amended, consistent with such allocation.

D.

Seller will pay all sales, use, and similar taxes arising from the transfer of the Purchased Assets (other than taxes on a party’s income). Seller will be responsible for any delinquent state and local real and personal property taxes associated with the Purchased Assets (e.g., relating to the 2011 tax year or earlier). Purchaser will be responsible for state and local real and personal property taxes unpaid as of the Closing Date associated with the Purchased Assets for the 2012 tax year and thereafter. Purchaser will not be responsible for any business, occupation, withholding, or similar tax, or any taxes of any kind incurred by Seller or the Company related to any period before the Closing Date. Seller agrees to indemnify, defend, and hold Purchaser harmless from and against any liability for or arising from, any taxes that are required to be paid by Seller under this paragraph. Purchaser agrees to indemnify, defend and hold Seller harmless from and against any liability for or arising from, any taxes that are required to be paid by Purchaser under this paragraph or for which Seller is not responsible under this paragraph.

1.6.

SECURITIES ISSUES.

A.

Seller acknowledges that (1) the Payment Shares and the Additional Shares have not been registered under the provisions of the Securities Act of 1933, as amended (the “1933 Act”), and may not be transferred unless (A) subsequently registered thereunder, or (B) the Seller shall have delivered to Purchaser an opinion of counsel, reasonably satisfactory in form, scope and substance to the Purchaser, to the effect that the Payment Shares (and Additional Shares, if applicable) to be sold or transferred may be sold or transferred pursuant to an exemption from registration under the 1933 Act; (2) any sale of the Shares made in reliance on Rule 144 may be made only in accordance with the terms of such Rule; and (3) except as otherwise provided below, neither the Purchaser nor any other Person is under any obligation to register the Shares under the 1933 Act or to comply with the terms and conditions of any exemption thereunder. Additionally, Purchaser shall furnish to Seller, so long as Seller owns any Shares, promptly upon request, (1) a written statement by Purchaser that it has complied with the reporting requirements of Rule 144, the 1933 Act and the Securities Act of 1934, (2) a copy of the most recent annual or quarterly report of Purchaser, and (3) such other information as may be reasonably requested to permit Seller to sell Shares pursuant to Rule 144 without registration.

B.

Purchaser represents, warrants and agrees that for the purposes of Rule 144 of the 1933 Act, the holding period for any Additional Shares issued under Section 1.5.A.2 will begin as of the Closing Date. Purchaser agrees not to take a position contrary to this Section 1.6.B and further acknowledges that such Additional Shares will not be issued for any additional consideration. Purchaser agrees to take all action necessary to issue the Additional Shares without restriction and not containing any restrictive legend without the need for any action by Seller; provided that the applicable holding period under Rule 144 has been met.

C.

Purchaser hereby acknowledges that the foregoing provisions contemplate counsel to Seller providing an opinion to Purchaser that the Payment Shares or the Additional Shares, as applicable, then held by Seller may be resold without registration pursuant to Rule 144 (subject only to the volume limitations set forth in Section 1.5.A.1 hereof). After receipt of such opinion from Seller’s counsel, Purchaser hereby agrees to take such action as may be reasonably necessary to remove any restrictive legend that may appear on those Shares referenced in such opinion, including without limitation, providing written instructions and direction to Purchaser’s transfer agent consistent with such opinion.

D.

Purchaser shall notify Seller in writing at least 15 business days prior to the filing of any Registration Statement under the 1933 Act for purposes of a public offering of securities of Purchaser (including, but not limited to, Registration Statements relating to secondary offerings of securities of Purchaser) and will afford Seller an opportunity to include in such Registration Statement all of the Shares it holds. If Seller desires to include in any such Registration Statement all or any part of the Shares held by it, Seller shall, within 15 business days after the above-described notice from Purchaser, so notify Purchaser in writing. Such notice shall state the intended method of disposition of the Shares by Seller. In the event Seller desires to include less than all of its Shares in any Registration Statement it shall continue to have the right to include any Shares in any subsequent Registration Statement or Registration Statements as may be filed by Purchaser with respect to offerings of its securities, all upon the terms and conditions set forth herein.

E.

Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall not issue to Seller any Additional Shares to the extent (but only to the extent) that Seller, together with any of its Affiliates, would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Common Stock outstanding. Once Seller provides notice to Purchaser that Additional Shares may be issued without exceeding the Maximum Percentage, then

Purchaser agrees to promptly issue the applicable number of Additional Shares, so long as the total Common Stock held by Seller does not then exceed the Maximum Percentage.

F.

Seller may sell, exchange, assign, or otherwise transfer the Common Stock received under the Agreement without the consent of Purchaser, subject only to Section 1.5.A.1 (volume limitation for trades on the Principal Trading Market) and the applicable restrictions imposed by the 1933 Act.

ARTICLE 2.

CLOSING

2.1.

CLOSING. The parties intend to sign this Agreement promptly after Seller’s completion of the foreclosure sale of the Foreclosed Assets, and then to immediately close on the transactions contemplated by this Agreement (the "Closing"); provided, however, that if the Closing has not occurred by June 6, 2012 (the “Closing Deadline”), then either party may terminate this Agreement upon written notice to the other party. The date on which the Closing actually occurs is referred to herein as the “Closing Date.”

2.2.

DELIVERIES BY SELLER.  At the Closing, Seller shall deliver to Purchaser the following:

A.

the Bill of Sale, in the form attached hereto as Exhibit A;

B.

the Patent Assignment and Other Instruments;

C.

all tangible assets that comprise the Purchased Assets;

D.

all documents in Seller’s possession or control (either at the time of Closing or obtained after Closing) containing or relating to intellectual property and other intangible assets comprising the Purchased Assets;

E.

all books and records (including all computerized records and other computerized storage media and the software used in connection therewith) of the Business relating to the Purchased Assets (collectively, "Books and Records"), including all Books and Records relating to the purchase of materials, supplies and services for Company, dealings with customers and distributors of Company, and employees of Company that Seller obtains from the Company or that is otherwise in Sellers possession or control;

F.

all other documents, instruments and writings required to be delivered by Seller to Purchaser at the Closing pursuant to this Agreement or otherwise required in connection herewith; and

G.

evidence satisfactory to Purchaser that all liens and encumbrances on the Purchased Assets have been removed, or that Seller is prepared to defend Purchaser’s interests therein.

2.3.

DELIVERIES BY PURCHASER.  At the Closing, Purchaser shall deliver to Seller:

A.

the Payment Shares as set forth in Section 1.5.A; and

B.

all other documents, instruments and writings required to be delivered by Purchaser to Seller at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith.

2.4.

POSSESSION AND CONTROL OF PURCHASED ASSETS. Notwithstanding anything herein to the contrary, by executing the Agreement, Purchaser hereby acknowledges, agrees and represents that Purchaser will have satisfactory possession, control and access to the Purchased Assets upon Closing, and that such acknowledgement, agreement and representation is made after inspecting Schedule 1.1 and making due inquiry regarding the assets set forth thereon.

2.5.

FAILURE TO CLOSE. Seller agrees to pay Purchaser One Hundred Thousand Dollars and no cents ($100,000.00) as a breakup fee (the “Breakup Fee”) if the Closing does not occur by the Closing Deadline due to Seller’s unwillingness or inability to complete the Closing by the Closing Deadline. Notwithstanding the foregoing, if the Closing does not occur by the Closing Deadline because the foreclosure of the Foreclosed Assets has not yet occurred (the date such foreclosure occurs is referred to herein as the “Collateral Transfer Date”), (i) Seller may extend the Closing Deadline by ninety (90) days by providing written notice thereof to Purchaser, in which case the Breakup Fee shall increase by Fifty Thousand Dollars and no cents ($50,000.00), to a total of $150,000.00, which shall be payable by Seller if the Closing does not occur by such extended Closing Deadline because the Collateral Transfer Date has not yet occurred; and (ii) Seller shall have the right to continue to extend the Closing Deadline for three (3) additional ninety (90) day periods thereafter if the Closing does not occur by the then-applicable Closing Deadline because the Collateral Transfer Date has not yet occurred by providing written notice thereof to Purchaser each time, in which case the Breakup Fee shall increase by Fifty Thousand Dollars for each ninety (90) day period by which the Closing Deadline is extended, which shall be payable by Seller if the Closing does not occur by the tenth applicable Closing Deadline because the Collateral Transfer Date has not yet occurred.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF THE SELLER

Seller represents and warrants to and covenants with Purchaser and Purchaser's successors and assigns (which representations, warranties and covenants shall survive the Closing for a period of 12 months), as follows:

3.1.

ORGANIZATION.  Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the Illinois.

3.2.

AUTHORIZATION.  Seller has all requisite company power and authority to enter into, execute and deliver this Agreement and any instruments and agreements contemplated herein (collectively, the “Related Instruments”) required to be executed and delivered by it pursuant to this Agreement and to consummate the transactions contemplated hereby and thereby. Seller has taken all action required by law, its governing documents or otherwise to authorize the execution and delivery of this Agreement and the Related Instruments and the consummation of the transactions contemplated hereby and thereby. No other act or proceeding on the part of Seller is necessary to authorize the execution and delivery of this Agreement or any of the Related Instruments or the transactions contemplated hereby or thereby, except for the foreclosure sale required to occur in order for Seller to obtain title to the Foreclosed Assets. This Agreement is, and each of the Related Instruments, when executed and delivered by Seller to Purchaser at the Closing, will be a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

3.3.

NO VIOLATION. Except as set forth on Schedule 3.3, neither the execution and delivery by Seller of this Agreement or any of the Related Instruments, nor the consummation by Seller of the transactions contemplated hereby or thereby, will (i) violate any provision of Seller’s governing document, or (ii) violate any statute or law or any judgment, decree, order, writ, injunction, regulation or rule of any court or governmental authority.

3.4.

GOOD TITLE CONVEYED, ETC. Subject to applicable California law and Nevada law regarding the foreclosure of security interests; after the foreclosure sale contemplated herein, the Company will have the power and the right to sell, assign, transfer and deliver to Purchaser, and upon consummation of the transactions contemplated by this Agreement, Purchaser will acquire good and valid title to, the Purchased Assets, free and clear of all mortgages, pledges, liens, security interests, conditional sales agreements, encumbrances or charges of any kind. The parties hereby acknowledge that the Company, employees of the Company, and creditors of the Company may claim an interest in the Purchased Assets before or after the Closing Date. Pursuant to Section 10.2 hereof, Seller agrees to defend, indemnify, and hold Purchaser harmless from such claims. Seller makes no other warranties regarding the Purchased Assets other than the transfer of valid title to Purchaser as set forth in this Section.

3.5.

NO BROKERS.  Seller has taken no action that would give rise to any claim by any Person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

3.6.

NO VIOLATIONS, INVESTIGATIONS, CHARGES.  Seller, and where applicable, any shareholder, officer, director, member or partner of Seller, is not in violation of, or under investigation with respect to, or have been charged with or given notice of, any violation of any applicable law, statute, order, rule, regulation, policy or guideline promulgated or judgment entered, by any federal, state or local court or governmental authority relating to or affecting Seller or any of Seller’s assets.

3.7.

GOOD CONDITION AND REPAIR OF ASSETS.  Purchaser is acquiring the Purchased Assets from Seller, in an “AS IS” “WHERE IS” CONDITION, SUBJECT TO “ALL FAULTS,” INCLUDING BUT NOT LIMITED TO BOTH LATENT AND PATENT DEFECTS.  PURCHASER HEREBY WAIVES ALL WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE CONDITION AND USE OF THE PURCHASED PROPERTY, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 4.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to Seller (which representations and warranties shall survive the Closing for a period of 12 months) as follows:

4.1.

ORGANIZATION.  Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.

4.2.

AUTHORIZATION.  Purchaser has full power and authority to execute and deliver the Agreement and the Related Documents and to consummate the transactions contemplated hereby. The execution, delivery and consummation of this Agreement have been duly authorized and approved by such officers, directors, and shareholders of Purchaser as required by, and in accordance with, applicable laws and the instruments, agreements and documents controlling Purchaser's governance.

4.3.

NO VIOLATION.  Neither the execution and delivery by Purchaser of this Agreement and the Related Instruments to which it is a party, nor the consummation by Purchaser of the transactions contemplated hereby or thereby, will (i) violate any provision of the articles of incorporation or current bylaws of Purchaser or (ii) violate any statute or law or any judgment, decree, order, writ, injunction, regulation or rule of any court or governmental authority.

4.4.

GOOD TITLE CONVEYED, ETC.  Purchaser has complete and unrestricted power and the unqualified right to sell, assign, transfer and deliver to Seller, and upon consummation of the transactions contemplated by this Agreement, Seller will acquire good and valid title to, the Common Stock equal in value to the Purchase Price, subject to the restrictions enumerated in this Agreement.

4.5.

NO BROKERS.  Purchaser has not taken any action that would give rise to a claim by any Person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby.

4.6.

NO LITIGATION.  As of the date hereof there is, and as of the Closing there will not be litigation at law or in equity, no proceeding before any commission or other administrative or regulatory authority, and no dispute, claim or controversy pending, or to the knowledge of Purchaser threatened, against or affecting the right of Purchaser to enter into and consummate the transactions contemplated by this Agreement.

ARTICLE 5.

REPRESENTATIONS AND WARRANTIES OF SELLER AND PURCHASER

5.1.

Seller and Purchaser hereby represent and warrant to each other that there has been no act or omission by Seller or Purchaser, as applicable, which would give rise to any valid claim against any of the parties hereto for a brokerage commission, finder’s fee, or other like payment in connection with the transactions contemplated hereby. The parties agree to hold each other harmless and indemnify each other against any all claims for brokers' fees from any broker, arising out of any acts of such party.

ARTICLE 6.

COVENANTS OF SELLER AND PURCHASER

6.1.

REQUIRED APPROVALS.  As promptly as practicable after the date of this Agreement, Company and Seller will use commercially reasonable efforts to obtain all consents and make any filings reasonably necessary in order to consummate the transactions contemplated by this Agreement.  Between the date of this Agreement and the Closing Date, Purchaser and Seller will (a) cooperate with respect to all filings that any party hereto shall elect to make or is required by law to make in connection with the transactions contemplated by this Agreement and (b) cooperate in obtaining all consents related to the transfer of the Purchased Property to Purchaser.

6.2.

COMMERCIALLY REASONABLE EFFORTS. Between the date of this Agreement and the Closing Date, Purchaser and Seller will use commercially reasonable efforts to cause the conditions in ARTICLE 7 and ARTICLE 8 to be satisfied.

6.3.

NOTICES TO COMPANY CONTACTS. Within a reasonable time after the Closing, the Purchaser shall send, at its expense, notices to the Company’s clients, vendors, suppliers and any other appropriate persons or entities that it has acquired the Company’s business herein.

6.4.

NO EMPLOYEE RELATIONSHIP. Nothing herein shall operate to make the Seller, or its principals and agents, an employee, joint venture, or partner of the Purchaser.

ARTICLE 7.

CONDITIONS TO OBLIGATIONS OF PURCHASER

The obligations of Purchaser to purchase the Purchased Assets are subject to the satisfaction, at or before the Closing, of each of the following conditions:

7.1.

REPRESENTATIONS AND WARRANTIES.  The representations and warranties of Seller contained herein, and the statements contained in any schedule, instrument, list, certificate or writing delivered by Seller pursuant to this Agreement shall be true, complete and accurate in all material respects as of the date when made and, as of the Closing Date as though such representations and warranties were made at and as of such dates, except for any changes expressly permitted by this Agreement.

7.2.

PERFORMANCE.  Seller shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions required by this Agreement to be performed or complied with by Seller at or prior to the Closing.  Seller agrees that the Purchased Assets are unique and that damages would not be an adequate remedy for their breach of this Agreement.  Therefore, in the event that Seller fails to or refuses to satisfy the applicable conditions to Closing, or to otherwise perform its obligations hereunder, Seller agrees that Purchaser may enforce specific performance of this Agreement by appropriate proceedings in any court.

7.3.

NO PROCEEDING OR LITIGATION.  Except as set forth on Schedule 8.3, there shall not be threatened, instituted or pending any suit, action, investigation, inquiry or other proceeding by or before any court or governmental or other regulatory or administrative agency or commission requesting or looking toward an order, judgment or decree that (a) restrains or prohibits the consummation of the transactions contemplated hereby, (b) could have a material adverse effect on Purchaser’s ability to exercise control over or manage the Purchased Assets after the Closing or (c) could have a Material Adverse Effect.

7.4.

DOCUMENTS.  The Related Instruments and all other documents to be delivered by Seller to Purchaser at the Closing shall have been so delivered and shall be satisfactory in form and substance to Purchaser.

7.5.

CONSENTS AND APPROVALS.  All licenses, permits, consents, approvals and authorizations of all third parties and governmental bodies and agencies requested by Purchaser shall have been obtained, and copies of all such licenses, permits, consents, approvals and authorizations shall have been delivered to Purchaser.

7.6.

ASSETS NOT ADVERSELY AFFECTED.  The tangible Purchased Assets shall not have been adversely affected in any material way (whether or not covered by insurance) as a result of any fire, casualty, act of God or other force majeure or any labor dispute or disturbances.

ARTICLE 8.

CONDITIONS TO OBLIGATIONS OF SELLER

The obligations of Seller under this Agreement are subject to the satisfaction, at or before the Closing, of each of the following conditions:

8.1.

REPRESENTATIONS AND WARRANTIES.  The representations and warranties of Purchaser contained herein shall be true, complete and accurate in all material respects as of the date when made and at and as of the Closing Date as though such representations and warranties were made at and as of such date, except for any changes expressly permitted by this Agreement. Notwithstanding anything to the contrary set forth herein, if as of the Closing Date either party knew, or through the exercise of reasonable diligence should have known, of any breach by the other party of a representation or warranty and proceeds with Closing, such breach shall be deemed waived.

8.2.

PERFORMANCE.  Purchaser shall have performed and complied in all material respects with all covenants, agreements, obligations and conditions required by this Agreement to be so performed or complied with by it at or prior to the Closing.

8.3.

NO INJUNCTION.  Except as set forth on Schedule 8.3, on the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or other order issued by a court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated hereby.

ARTICLE 9.

TERMINATION

9.1.

TERMINATION EVENTS.  This Agreement may, by notice given prior to or at the Closing, be terminated:

A.

By either Purchaser or Seller if a material breach of any provision of this Agreement has been committed by the other party and such breach has not been waived or cured within ten (10) business days after written notice from the other party;

B.

By Purchaser if any of the conditions in ARTICLE 6 or ARTICLE 7 have not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Purchaser to comply with its obligations under this Agreement) and Purchaser has not waived such condition on or before the Closing Date; or (ii) by Seller, if any of the conditions in ARTICLE 6 or ARTICLE 8 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Seller to comply with its obligations under this Agreement) and Seller has not waived such condition on or before the Closing Date;

C.

By mutual consent of Purchaser and Seller; or

D.

By either Purchaser or Seller if the Closing has not occurred by the Closing Deadline pursuant to Section 2.1 hereof.

9.2.

EFFECT OF TERMINATION.  Each party's right of termination under Section 9.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 9.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Section 11.1 will survive; provided, however, that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's right to pursue all legal remedies will survive such termination unimpaired.

ARTICLE 10.

INDEMNIFICATION AND CONTRIBUTION

10.1.

SURVIVAL OF REPRESENTATIONS AND COVENANTS.  All representations and warranties made by any party to this Agreement or pursuant hereto shall survive the Closing hereunder and any investigation made by or on behalf of any party hereto for a period of 12 months following the Closing Date; provided, however, that in the case of fraud, all such representations and warranties shall survive indefinitely. Subject to Section 8.2, the Closing shall not have the effect of terminating any covenant or obligations of the parties hereto which are applicable after the Closing.

10.2.

INDEMNIFICATION.

A.

Subject to the terms and conditions of this ARTICLE 10, Seller shall indemnify, defend and hold harmless Purchaser from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including interest, penalties and reasonable attorneys' fees and expenses (collectively, “Damages”), asserted against, resulting to, imposed upon or incurred by Purchaser, directly or indirectly, by reason of or resulting from (i) a breach of any representation, warranty, covenant or agreement of Seller contained in or made pursuant to this Agreement or any Related Instrument, and (ii) any claim asserted by the Company or a third party claiming ownership of, or a valid lien against, the Purchased Assets as of the Closing Date (collectively, “Purchaser Claims”). For the avoidance of doubt, Seller’s indemnification obligation under this Section is intended to apply to any adverse claim made by the Company, an employee of the Company or a third party creditor claiming an adverse interest, lien, or encumbrance against the Purchased Assets. To the extent a valid lien, encumbrance, or adverse interest is determined to exist by a court of competent jurisdiction against a Purchased Asset (or as otherwise may be agreed to in writing by Seller and such adverse party), Seller agrees to reimburse Purchaser (either in cash or by offset against Common Stock otherwise deliverable to Seller under this Agreement) the market value of such valid lien, encumbrance, or property required to be transferred by Purchaser to such third party.

B.

Subject to the terms and conditions of this ARTICLE 10, Purchaser shall indemnify, defend and hold harmless Seller from and against all Damages asserted against, resulting to, imposed upon or incurred by Seller, directly or indirectly, by reason of or resulting from (i) a breach of any representation, warranty, covenant or agreement of Purchaser contained in or made pursuant to this Agreement, or (ii) a failure to deliver Shares to Seller as required hereunder (collectively, “Seller Claims”) (Purchaser Claims and Seller Claims are collectively referred to as “Claims,” and individually, as a “Claim”).

C.

Notwithstanding any provision in this ARTICLE 10 to the contrary, no party hereto shall be required to indemnify any Person pursuant to this ARTICLE 10 unless and until the aggregate amount of Claims as to which indemnification would be required from such party (but for the provisions of this Section 10.2.C) exceeds $10,000 (the “Indemnity Threshold”), and thereafter such party shall be required in the manner and to the extent otherwise provided in this ARTICLE 10, to indemnify any Person and to pay all amounts required to be paid by such party in respect of such Claims, irrespective of the Indemnity Threshold. The amount of each Claim shall be adjusted to provide the Indemnifying Party (as defined below) the benefit of (i) any insurance coverage provided with respect to a Claim and (ii) any tax benefit realized by the Indemnified Party (as defined below) with respect to a Claim.

10.3.

THIRD PARTY CLAIMS. The obligations and liabilities of Purchaser, on the one hand, and Seller, on the other hand, as indemnifying parties (each, an “Indemnifying Party”) to indemnify Seller and Purchaser, respectively (each, an “Indemnified Party”), under Section 10.2 with respect to Claims made by third parties shall be subject to the terms and conditions set forth in this Section 10.3. The Indemnified Party shall give written notice to the Indemnifying Party of any Claim with respect to which it seeks indemnification promptly after the discovery by such party of any matters giving rise to such Claim for indemnification; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the

Indemnifying Party of its obligations under Section 10.2 unless it shall have been prejudiced by the omission to provide such notice. In case any action, suit, claim or proceeding is brought against an Indemnified Party, the Indemnifying Party shall be entitled to participate in the defense thereof and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to the Indemnified Party under Section 10.2 for any legal or other expense subsequently incurred by the Indemnified Party in connection with the defense thereof; provided, however, that (a) if the Indemnifying Party shall elect not to assume the defense of such claim or action or (b) if the Indemnified Party reasonably determines that there may be a conflict between the positions of the Indemnifying Party and the Indemnified Party in defending such claim or action, then separate counsel shall be entitled to participate in and conduct such defense, and the Indemnifying Party shall be liable for any reasonable legal or other expenses incurred by the Indemnified Party in connection with such defense. The Indemnifying Party shall not be liable for any settlement of any action, suit, claim or proceeding affected without its written consent, which consent shall not be unreasonably withheld or delayed. The Indemnifying Party shall not, without the Indemnified Party's prior written consent, settle or compromise any action, suit, claim or proceeding to which the Indemnified Party is a party or consent to entry of any judgment in respect thereof, unless the Indemnifying Party discharges or assumes any and all liabilities or obligations in connection with such settlement and the settlement (i) includes an unconditional release of the Indemnified Party from all liability, (ii) requires only the payment of money and (iii) does not include an admission of guilt.

10.4.

CONTRIBUTION. In the event that the foregoing indemnity is unavailable to an Indemnified Party for any reason, the Indemnifying Party shall contribute to any such Damages and shall do so in such proportion as is appropriate to reflect the relative fault of each party in connection with the conduct that resulted in the Damages. The parties agree that it would not be just or equitable if contributions were determined by pro rata allocation or by any other method of allocation that does not take account of relative fault and other equitable considerations.

10.5.

REMEDIES CUMULATIVE. Except as expressly provided in this Agreement, the remedies provided herein shall be cumulative and shall not preclude assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

10.6.

INDEMNIFICATION CAP. Notwithstanding anything herein to the contrary, in no event shall the Indemnifying Party’s indemnification obligations under this Agreement exceed in aggregate the Purchase Price, inclusive of all costs, expenses, and fees (including without limitation, attorney’s fees) incurred in connection with such indemnification obligations and any amount payable to the Indemnified Party under this ARTICLE 10 (the “Indemnification Cap”).

ARTICLE 11.

NONCOMPETE AND NONDISCLOSURE

11.1.

NONDISCLOSURE. Seller covenants and agrees that it will not at any time following disclosure, directly or indirectly, or make available to any Person, or in any manner use for their own benefit, any Confidential Information or trade secrets relating to the Business, including, without limitation, business strategies, operating plans, acquisition strategies (including the identities of (and any other information concerning) possible acquisition candidates), pro forma financial information, market analysis, acquisition terms and conditions, personnel information, product information (whether existing, former, or proposed), trade secrets, sources of leads and methods of obtaining new business, know-how, customer lists and relationships, supplier lists and relationships, manufacturing and distribution methods or any other methods of doing and operating the Business, or other non-public proprietary and confidential information relating to the Business, except to the extent that such information (i) is obtained from a third party whom the disclosing party has no reason to believe is bound by a duty of confidentiality, (ii) relates to information that is or becomes generally known to the public other than as a result of a breach of this Agreement, or (iii) is required to be disclosed by law or judicial administrative process (in which case prior to such disclosure the disclosing party shall promptly provide prior written notice of such required disclosure to Purchaser in order to afford Purchaser the opportunity to seek an appropriate protective order preventing such disclosure).

11.2.

INJUNCTIVE RELIEF.  Seller agrees that any breach of this ARTICLE 11 by Seller will cause irreparable damage to the business of Purchaser and that in the event of such breach Purchaser shall have, in addition to any and all remedies of law, the right to an injunction, specific performance or other equitable relief in any court of competent jurisdiction to prevent the violation of his obligations hereunder.  Nothing herein contained shall be construed as prohibiting Purchaser from pursuing any other remedy available for such breach or threatened breach. The prevailing party in any litigation arising under this ARTICLE 11 shall be entitled to recover his or its attorneys' fees and expenses in addition to all other available remedies.

ARTICLE 12.

MISCELLANEOUS PROVISIONS

12.1.

PRESS RELEASES AND PUBLIC ANNOUNCEMENTS.  The parties shall cooperate in the preparation of a joint press release to be issued following the Closing. Unless required by law, neither Purchaser nor Seller shall issue any press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior written approval of the other party.

12.2.

CONFIDENTIALITY.  Seller and Purchaser shall hold, and shall cause their respective members, employees, consultants and advisors to hold, in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all documents and information concerning the other party furnished to it by the other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information shall be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources by the party to which it was furnished), and each party shall not release or disclose such information to any other Person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors in connection with the transactions contemplated by this Agreement. Each party shall be deemed to have satisfied its obligation to hold confidential information concerning or supplied by the other party if it exercises the same care as it takes to preserve confidentiality for its own similar information.

12.3.

GENERAL PROVISIONS.

A.

FURTHER ASSURANCES.  From time to time, at the request of Purchaser and without further consideration, Seller shall execute and deliver to Purchaser such documents and take such other action as Purchaser may reasonably request in order to consummate the transactions contemplated hereby and to vest in Purchaser good and valid title to the Purchased Assets.

B.

PARTIES IN INTEREST.  This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the respective successors and permitted assigns of the parties hereto.  Except as otherwise expressly provided herein, the rights and obligations of Purchaser hereunder may not be assigned without the prior written consent of Seller, and the rights and obligations of Seller hereunder may not be assigned without the prior written consent of Purchaser.

C.

ADJUSTMENTS UPON SUBDIVISION OR COMBINATION OF COMMON STOCK. If Purchaser at any time after the date of this Agreement subdivides (by any stock split, stock dividend, recapitalization or otherwise) or combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock, then any reference in this Agreement to a share issuance, a number of shares, or share price shall be adjusted appropriately to reflect such event.

D.

NOTICES.  All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, mailed (registered or certified mail, postage prepaid, return receipt requested) and addressed as follows (or at such change of address given by one party to the other in writing after the date hereof):

If to Purchaser:

Dieter Sauer, CEO and President

Sauer Energy, Inc.

2326 Teller Road

Newbury Park, California, 91320

with a copy to (which shall not constitute notice):

Tamara L. Harper, Esq.

4333 Park Terrace Drive, Suite 120

Westlake Village, California 91361

If to Seller:

St George Investments LLC

Attn: John M. Fife

303 East Wacker Drive, Suite 1200

Chicago, Illinois, 60601

with a copy to (which shall not constitute notice):

Carman Lehnhof Israelsen LLP

Attn: Jonathan K. Hansen

4626 North 300 West, Suite 160

Provo, Utah 84604

A notice shall be deemed effectively given on the earliest of (i) the date delivered, if delivered by personal delivery, as against written receipt therefor, or by confirmed facsimile or electronic mail transmission, (ii) the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or (iii) the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid.

E.

FINAL AGREEMENT.  This Agreement, the exhibits, the schedules and other writings among the parties hereto contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersedes any and all prior negotiations, term sheets, agreements and understandings with respect to the subject matter hereof and thereof.

F.

AMENDMENTS AND WAIVERS.  No consent hereunder may be given and no provision hereof may be waived except by a written instrument signed by the party to be charged with such consent or waiver. This Agreement may not be amended except by a written instrument duly executed by all of the parties hereto. Any amendment or waiver affected in accordance with this Section 12.3.F shall be binding upon all of the parties hereto.

G.

GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to its or any other jurisdiction’s conflicts of laws principals. Any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any party hereto or its successors or assigns shall be brought and determined in the federal or state courts located in Ventura County, California, and each party hereto submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of such courts, and agrees that service of process in any such action or proceeding shall be effective if mailed to such party at the address specified herein. To the fullest extent permitted by law, each party hereto irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement any claim that (a) it is not personally subject to the jurisdiction of such courts for any reason, (b) that it or its property is exempt or immune from jurisdiction of any court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (c) the suit, action or proceeding in any such court is brought in an inconvenient forum, (d) the venue of such suit, action or proceeding is improper and (e) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

H.

SEVERABILITY.  If any provision of this Agreement is held to be invalid by a court of competent jurisdiction, then the remaining provisions shall nevertheless remain in full force and effect.

I.

HEADINGS.  Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

J.

COUNTERPARTS.  This Agreement may be executed in two (2) or more counterparts (and the same may be delivered by means of facsimile or PDF file), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement or the terms hereof to produce or account for more than one of such counterparts.

K.

SURVIVAL OF REPRESENTATIONS.  All representations, warranties and agreements contained herein shall not be discharged or dissolved upon Closing, but shall survive the same.

L.

EXPENSES.  Each party hereto will bear its own costs and expenses (including fees and expenses of legal counsel, accountants, investment bankers, brokers or other representatives or consultants) incurred in connection with this Agreement and the transactions contemplated hereby.

M.

CONSTRUCTION.  Purchaser and Seller have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

N.

EXHIBITS AND SCHEDULES TO THIS AGREEMENT.  All Schedules and Exhibits hereto are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full in this Agreement.

O.

ATTORNEY’S FEES. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement, the Prevailing Party (as defined hereafter) shall be entitled to reasonable attorneys’ fees, court costs and collection costs in addition to any other relief to which such party may be entitled.  “Prevailing Party” shall mean the party in any litigation or enforcement action that prevails in the highest number of final rulings, counts or judgments adjudicated by a court of competent jurisdiction.

ARTICLE 13.

OTHER DEFINED TERMS

13.1.

OTHER DEFINED TERMS. As used in this Agreement, the following terms have the meanings indicated:

"Affiliate" of a specified person means a person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the person specified.

"control", for the purposes of the definitions of Affiliate and Related Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be construed as such term is used in the rules promulgated under the 1933 Act.

"Copyrights" means all registered and unregistered copyrights in both published works and unpublished works.

"including" means including but not limited to.

"Intellectual Property" shall mean any and all intellectual property now or hereafter owned by or licensed to Company by third parties including, without limitation, any and all inventions, Patents, know-how (including without limitation formulas, processes, techniques, methods, technology, products, apparatuses, materials and compositions), trademarks, trademark registrations, trademark applications, service marks, trade names and all other names and slogans embodying business or product, goodwill (or both), copyrights, mask works, Trade Secrets, computer software, documentation, instruction manuals, operating manuals, method plans, procedures, models, molds, specifications, Websites and all other intellectual property rights, whether or not subject to statutory registration or protection.

"Marks" means Company’s name, all assumed fictional business names, trade names, registered and unregistered trademarks, service marks, and applications therefore.

"Material Adverse Effect" means any material adverse effect on the operations, financial condition, assets, liabilities, earnings or prospects of the Business, the Purchased Assets or the ownership or operation of the Business or the Purchased Assets by the Purchaser.

"Patents" means all patents, patent applications, and inventions and discoveries that may be patentable.

"Person" means an individual, a partnership, corporation, limited liability company, limited liability partnership, trust, unincorporated organization, other entity or group.

"Trade Secrets" means all know-how, trade secrets, confidential or proprietary information, customer lists, software, technical information, data, process technology, plans, drawings, designs, blue prints and molds.

"Websites" means all rights in internet websites (including the content thereof) and internet domain names presently used by Company.

IN WITNESS WHEREOF, Asset Purchase Agreement has been duly executed and delivered by the undersigned as of the date first written above.

Dated: _May 11____, 2012

PURCHASER: SAUER ENERGY, INC., a Nevada corporation /s/ Dieter Sauer	SELLER: ST GEORGE INVESTMENTS LLC, an Illinois limited liability company /s/ John M. Fife
By: Dieter Sauer, CEO and President	By: Fife Trading, Inc., Manager By: John M. Fife, President

x:\02-corporate\sauer energy\helixwind\asset purchase agreement_helix wind (5 8 12) final_toc.doc

EXHIBIT A

ASSIGNMENT AND BILL OF SALE

(to be attached)

EXHIBIT B

PATENT ASSIGNMENT

(See attached)

SCHEDULE 1.1

PURCHASED ASSETS

1.

All furniture, fixtures, and business equipment in the warehouse located at 13125 Danielson Street, Suite 104, Poway, California 92064.

2.

Intellectual Property.

a.

Patents (see below)

b.

Trademarks (see below)

c.

Copyrights

d.

Computer Software

e.

Underwriters Laboratories, Inc. (UL) and CE Certifications, if any.

3.

Supplies.

4.

Goodwill, if any.

5.

Restrictive Covenant, if any.

6.

Inventory.

a.

All contents in the warehouse located at 13125 Danielson Street, Suite 104, Poway, California 92064, including without limitation: all wind turbine accessories, including, but not limited to, inverters, cables, columns for mounting turbines and platforms for mounting turbines; all wind-driven electricity generation devices with segmented rotor; all wind-driven electricity generation devices with savonius rotor; all Savonius Vertical Axis Wind Turbine models, including, but not limited to S322 Turbine and S594 Turbine; WTMS monitoring system, including, but not limited to, anemometer, anemometer mounting kit, junction box, weatherproof connector, all parts, schematics and drawings thereof; all generators; and all blades, and wind turbine parts.

7.

Contracts, equipment and vehicle leases, licenses and other agreements.

a.

3rd party vendor software contracts;

b.

Current customer leads;

c.

[no vehicle leases].

PATENTS AND TRADEMARKS

Docket No.	Country	Status	App. No.	Filing Date	Patent No.	Issue Date
Patents:
Helix01	US	Issued	11/705,844	2/13/2007	7,948,110	5/24/2011
Helix02	US	Issued	13/018,496	2/1/2011	8,084,881	12/27/2011
Helix03	US	Pending	13/304,570	11/25/2011
Helix01CN	China	Pending	200880011833.0
Helix01IN	India	Pending	5840/DELNP/2009
Helix01NG	Nigeria	Issued			NG/C/2009/443	9/12/2009
Helix01AU	Australia	Pending	2008216651
Helix01NZ	New Zealand	Pending	579615
Helix01NZ(div 1)	New Zealand	Pending	594033	7/13/2011
Helix01EU	Europe	Pending	08725595.6-1267
Trademarks:
E2 Energy (r) Evolution®	US	Registered	Ser. No. 77/226,913 Class 007	7/16/2007	Reg. No. 3,506,184	9/23/2008
HELIX WIND®	US	Registered	Ser. No. 77/083,978	1/16/2007	Reg. No. 3,524,780	10/28/2008
	US
Helix Wind’s Network Operations Center (NOC)	US
Helix Network Operating Center (HNOC)	US
Wind Turbine Monitoring System (WTMS)	US
URL:
www.helixwind.com

SCHEDULE 2.6

ALLOCATION OF PURCHASE PRICE

A.

Tangible Assets:

1.

Equipment

$23,000

2.

Supplies

$1,000

3.

Inventory

$1,000

Total Tangible:

$25,000

B.

Intangible Assets:

1.

Intellectual Property

$1,467,500

2.

Goodwill

$5,000

3.

Restrictive Covenant

$2,500

Total Intangible:

$1,475,000

Total Purchase Price

$1,500,000

SCHEDULE 3.3

VIOLATIONS, CONFLICTS AND DEFAULTS

(see attached)

SCHEDULE 8.3

THREATENED, INSTITUTED OR PENDING LEGAL ACTION, INVESTIGATION, INQUIRY OR OTHER PROCEEDINGS AGAINST PURCHASED ASSETS

A.

Potential Legal Action from secured creditors of the Company who have contacted Seller regarding the Foreclosed Assets:

1.

Blue Water Partners, S.A.

2.

Ian Gardner

3.

Gordon & Rees, LLP

B.

Pending Litigation:

Superior Court of California, County of San Diego

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Select the Case Number below if you would like to see case details. If you did not see the case you were looking for, select the Browser back arrow or 'Previous Page' option above to go to the previous screen and modify your selection criteria. Otherwise, you can choose the 'New Party Name Search' option above to start a new name search.

Last Name requested: **SLATTERY** First Name requested: **MICHAEL** Search Result Page: **1**

Case Number	Party Name Matches	Opposing Party	Case Location	Case Type	Date Filed
SC101857	**SLATTERY, MICHAEL**	**EQUITY ALLIANCE**	**Kearny Mesa**	**Civil**	**03/21/2000**
704981	**SLATTERY, MICHAEL**	**MELLS, CARY R.**	**San Diego**	**Civil**	**11/30/1995**
696409	**SLATTERY, MICHAEL**	**KONGLIN CORPORATION**	**San Diego**	**Civil**	**01/18/1996**
472575	**SLATTERY, MICHAEL**	**GERGEN, MARVIN**	**San Diego**	**Civil**	**07/06/1981**
361424	**SLATTERY, MICHAEL**	**TOWN & COUNTRY, CENTER LTD**	**San Diego**	**Civil**	**12/17/1974**
37-2007-00070872-CU-BC-CTL	**SLATTERY, MICHAEL**	**HALLMARK GALLERY**	**San Diego**	**Civil**	**07/10/2007**
492234	**SLATTERY, MICHAEL JAMES**	**SLATTERY, JUDITH LYNN**	**San Diego**	**Civil**	**09/20/1982**
468864	**SLATTERY, MICHAEL JAMES**	**AMICK, LELITA FRANCEE**	**San Diego**	**Civil**	**04/20/1981**
37-2007-00032852-CL-UD-NC	**SLATTERY, MICHAEL R**	**PRO WEST PACIFIC APARTMENTS LP**	**North County**	**Civil**	**11/26/2007**